Transamerica Life Insurance Company
Administrative Office: 4333 Edgewood Road NE – MS 4240 Cedar Rapids, Iowa 52499

March 1, 2021

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re: Merrill Lynch Life Variable Annuity Separate Account C

Registration No. 333-232466

Commissioners:

Transamerica Life Insurance Company (“the Company”), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended December 31, 2020, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Filings:

BlackRock Variable Series Funds, Inc.

BlackRock Government Money Market V.I. Fund, SEC File No.: 811-03290

Transamerica Series Trust – Service Class

TA BlackRock iShares Edge 40 VP, SEC File No: 811-04419

TA BlackRock Tactical Allocation VP, SEC File No: 811-04419

TA Aegon Sustainable Equity Income, SEC File No: 811-04419

TA JPMorgan Mid Cap Value VP, SEC File No: 811-04419

TA JPMorgan Enhanced Index VP, SEC File No: 811-04419

TA Morgan Stanley Capital Growth VP, SEC File No: 811-04419

TA WMC US Growth VP, SEC File No: 811-04419

TA PIMCO Total Return VP, SEC File No: 811-04419

TA T. Rowe Price Small Cap VP, SEC File No: 811-04419

TA WMC US Growth VP, SEC File No: 811-04419

TA Small-Mid Cap Value VP, SEC File No: 811-04419

TA Aegon U.S. Government Securities VP, SEC File No: 811-04419

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (720) 488-7884.

Very truly yours,

/s/ Brian Stallworth
Brian Stallworth
Assistant Secretary

Member of the Group